UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 13, 2018

Park National Corporation
(Exact name of registrant as specified in its charter)

Ohio	1-13006	31-1179518
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

50 North Third Street, P.O. Box 3500, Newark, Ohio	43058-3500
(Address of principal executive offices)	(Zip Code)

(740) 349-8451
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On September 13, 2018, Park National Corporation, an Ohio corporation (the “Company” or “Park”), and CAB Financial Corporation, a South Carolina corporation (“CABF”), issued a joint press release announcing the execution of an Agreement and Plan of Merger and Reorganization, dated as of September 12, 2018, by and among the Company and CABF, pursuant to which CABF will merge with and into the Company, subject to the terms and conditions set forth therein (the “Parent Merger”). Following the Parent Merger, Carolina Alliance Bank, the wholly owned bank subsidiary of CABF, will merge with and into Park’s bank subsidiary, The Park National Bank, with The Park National Bank surviving (the “Bank Merger” and, together with the Parent Merger, the “Merger”). The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On September 13, 2018, the Company also released a slide presentation regarding the Merger which management of the Company intends to make available to investors. The slide presentation is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Important Information About the Merger

In connection with the proposed merger, Park will file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that will include a Proxy Statement of CABF and a prospectus of Park, as well as other relevant documents concerning the Merger. SHAREHOLDERS OF CABF ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PARK, CABF AND THE PROPOSED TRANSACTION.

A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Park and CABF, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from Park at the “Investor Relations” section of Park’s web site at www.parknationalcorp.com or from CABF at the “Investor Relations” section of CABF’s website at www.carolinaalliancebank.com. Copies of the Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to Park National Corporation, 50 North Third Street, P.O. Box 3500, Newark, OH 43058-3500, Attention: Brady Burt, Telephone: (740) 322-6844 or to CAB Financial Corporation, PO Box 932, Spartanburg, SC 29306, Attention: Lamar Simpson, Telephone: (864) 208-2265.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. This communication is also not a solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise. No offer of securities or solicitation will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. The communication is not a substitute for the Registration Statement that will be filed with the SEC or the Proxy Statement/Prospectus that will be sent to CABF shareholders.

Forward-Looking Statement

Certain statements contained in this communication which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, “would”, “should”, “could”, “might”, “can”, “may”, or similar expressions.

These forward-looking statements include, but are not limited to, statements relating to the expected timing and benefits of the Merger, including future financial and operating results, cost savings, enhanced revenues, and accretion/dilution to reported earnings that may be realized from the Merger, as well as other statements of expectations regarding the Merger, and other statements of Park’s goals, intentions and expectations; statements regarding the Park’s business plan and growth strategies; statements regarding the asset quality of Park’s loan and investment portfolios; and estimates of Park’s risks and future costs and benefits, whether with respect to the Merger or otherwise. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: the risk that the businesses of Park and CABF will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; revenues following the Merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the Merger; the ability to obtain required governmental and shareholder approvals, and the ability to complete the Merger on the expected timeframe; possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; the ability of Park to integrate recent acquisitions and attract new customers; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like Park’s affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; and changes in market, economic, operational, liquidity, credit and interest rate risks associated with the Park’s business. Please refer to Park’s Annual Report on Form 10-K for the year ended December 31, 2017, as well as its other filings with the SEC, for a more detailed discussion of risks, uncertainties and factors that could cause actual results to differ from those discussed in the forward-looking statements.

All forward-looking statements included in this communication are made as of the date hereof and are based on information available as of the date hereof. Except as required by law, neither Park nor CABF assumes any obligation to update any forward-looking statement.

Proxy Solicitation

CABF and certain of its directors, executive officers and certain other persons may be deemed to be participants in the solicitation of proxies from CABF’s shareholders in favor of the approval of the Merger. Information about the directors and executive officers of CABF and their ownership of CABF common stock, as well as information regarding the interests of other persons who may be deemed participants in the transaction, may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described above.

Item 9.01    Financial Statements and Exhibits.
(d)     Exhibits
99.1Press Release dated September 13, 2018.
99.2Slide presentation regarding the acquisition of CAB Financial Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK NATIONAL CORPORATION

Dated: September 13, 2018	By:	/s/ Brady T. Burt
Brady T. Burt
Chief Financial Officer, Secretary and Treasurer